EXHIBIT 99.2
Supplemental Financial Data
     Net interest income is the difference between interest income and fees on earning assets and interest expense on deposits and borrowings. Net interest margin represents net interest income on a tax equivalent basis as a percentage of average earning assets during the period. Net interest margin reflects the spread between average yields earned on interest earning assets and the average rates paid on interest bearing deposits and borrowings.
     The following table sets forth the average balances, net interest income and expense and average yields and rates for the Company’s interest-earning assets and interest-bearing liabilities for the indicated periods on a tax-equivalent basis assuming a 35.0% tax rate for 2005 and 2004.

	For the Three Months Ended
	September 30, 2005			September 30, 2004			June 30, 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning
Assets:
Federal funds sold and other short term investments	$15,252	$142	3.72%	$39,831	$125	1.26%	$2,883	$24	3.33%
Securities:
Taxable(1)	643,561	7,803	4.85	842,631	8,761	4.16	683,823	7,887	4.61
Exempt from federal income Taxes(1)	34,432	524	6.09	11,657	196	6.73	14,140	223	6.31

Total securities	677,993	8,237	4.92	854,288	8,957	4.20	697,963	8,110	4.64
FRB and FHLB stock	14,093	183	5.19	13,830	276	7.98	13,834	192	5.55
Loans:
Commercial loans(1) (3)(4)	179,926	3,106	6.91	153,039	2,145	5.61	178,329	2,890	6.48
Commercial real estate Loans(1) (3)(4)(6)	854,888	14,876	6.96	706,180	10,950	6.20	832,993	13,536	6.50
Agricultural loans(3)(4)	1,565	29	7.41	1,621	24	5.92	1,465	26	7.10
Consumer real estate Loans(3)(4)(6)	190,306	2,823	5.93	124,574	1,627	5.22	169,117	2,452	5.80
Consumer installment Loans(3)(4)	3,796	75	7.90	4,400	82	7.45	3,793	69	7.28

Total loans	1,230,481	20,909	6.80	989,814	14,828	6.00	1,185,697	18,973	6.40

Total interest-earning assets	$1,937,819	$29,561	6.12%	$1,897,763	$24,186	5.08%	$1,900,377	$27,299	5.76%

Interest-Bearing
Liabilities:
Deposits:
Interest-bearing demand deposits	$170,647	$355	0.83%	$193,031	$625	1.30%	$186,450	$743	1.59%
Money-market demand accounts and savings accounts	335,347	1,275	1.52	326,866	1,182	1.45	344,722	1,403	1.63
Time deposits less than $100,000	771,113	6,353	3.30	726,964	4,861	2.67	758,556	5,844	3.08
Time deposits of $100,000 or More	44,929	384	3.42	64,665	352	2.18	38,547	275	2.85
Public funds	18,900	154	3.26	4,956	28	2.26	9,677	58	2.40

Total interest-bearing deposits	1,340,936	8,521	2.56	1,316,482	7,048	2.16	1,337,952	8,323	2.48
Borrowings:
Federal funds purchased and repurchase agreements	224,556	1,721	3.07	170,402	1,107	2.60	246,203	1,765	2.87
FHLB advances	150,000	1,340	3.57	211,573	2,214	4.19	118,195	1,594	5.39
Notes payable and other Borrowings	55,672	875	6.29	55,672	896	6.44	55,672	979	7.03

Total borrowings	430,228	3,936	3.64	437,647	4,217	3.84	420,070	4,338	4.12

Total interest-bearing liabilities	$1,771,164	$12,457	2.80%	$1,754,129	$11,265	2.56%	$1,758,022	$12,661	2.88%

Net interest income (tax equivalent)(1) (5)		$17,104	3.32%		$12,921	2.52%		$14,638	2.88%

Net interest margin (tax equivalent)(1)			3.53%			2.72%			3.08%

Net interest income(2) (5)		$16,423			$12,364			$14,070

Net interest margin(2)			3.39%			2.61%			2.96%

(1)	Adjusted for 35% tax rate in 2005 and 2004 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2005 and 2004 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	3Q05	3Q04	2Q05
Net interest income	$16,423	$12,364	$14,070
Tax equivalent adjustment to net interest income	681	557	568

Net interest income, tax equivalent basis	$17,104	$12,921	$14,638

(6)	Includes construction loans.

	For the Nine Months Ended
	September 30, 2005			September 30, 2004
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
	(Dollars in thousands)
Interest-Earning
Assets:
Federal funds sold and other short term investments	$20,159	$387	2.56%	$136,416	$1,033	1.01%
Securities:
Taxable(1)	655,284	22,860	4.65	724,930	23,539	4.33
Exempt from federal income Taxes(1)	19,113	891	6.22	15,336	766	6.66

Total securities	674,397	23,751	4.70	740,266	24,305	4.38
FRB and FHLB stock	13,919	570	5.46	16,870	850	6.72
Loans:
Commercial loans(1) (3)(4)	181,133	8,701	6.40	161,905	6,667	5.49
Commercial real estate Loans(1) (3)(4)	822,040	40,754	6.61	698,086	32,733	6.25
Agricultural loans(3)(4)	1,424	75	7.02	1,345	60	5.95
Consumer real estate Loans(3)(4)	172,561	7,460	5.76	99,820	4,018	5.37
Consumer installment Loans(3)(4)	3,776	215	7.59	4,470	249	7.43

Total loans	1,180,934	57,205	6.46	965,626	43,727	6.04

Total interest-earning assets	$1,889,409	$81,913	5.78%	$1,859,178	$69,915	5.01%

Interest-Bearing
Liabilities:
Deposits:
Interest-bearing demand deposits	$184,117	$1,825	1.32%	$185,335	$1,773	1.28%
Money-market demand accounts and savings accounts	349,067	4,263	1.63	320,753	3,188	1.33
Time deposits less than $100,000	744,363	17,175	3.08	711,311	13,914	2.61
Time deposits of $100,000 or More	51,057	1,078	2.82	64,187	1,022	2.12
Public funds	12,232	256	2.79	10,880	115	1.41

Total interest-bearing deposits	1,340,836	24,597	2.45	1,292,466	20,012	2.06
Borrowings:
Federal funds purchased and repurchase agreements	213,089	4,601	2.88	155,776	3,199	2.74
FHLB advances	128,867	4,366	4.52	214,360	6,345	3.95
Notes payable and other Borrowings	55,943	2,848	6.79	56,161	2,629	6.24

Total borrowings	397,899	11,815	3.96	426,297	12,173	3.81

Total interest-bearing Liabilities	$1,738,735	$36,412	2.79%	$1,718,763	$32,185	2.49%

Net interest income (tax equivalent)(1) (5)		$45,501	2.99%		$37,730	2.52%

Net interest margin (tax equivalent)(1)			3.21%			2.71%

Net interest income(2) (5)		$43,731			$35,899

Net interest margin(2)			3.09%			2.57%

(1)	Adjusted for 35% tax rate in 2005 and 2004 and adjusted for the dividends-received deduction where applicable.

(2)	Not adjusted for 35% tax rate in 2005 and 2004 or for the dividends-received deduction.

(3)	Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.

(4)	Includes loan fees which are immaterial.

(5)	The following table reconciles reported net interest income on a tax equivalent basis for the periods presented:

	3Q05	3Q04
Net interest income	$43,731	$35,899
Tax equivalent adjustment to net interest income	1,770	1,831

Net interest income, tax equivalent basis	$45,501	$37,730

(6)	Includes construction loans.